FOURTH AMENDMENT TO STOCK TRANSFER AGREEMENT AND AMONG PHILUX GLOBAL GROUP INC. (F/K/A PHI GROUP, INC.), TIN THANH GROUP JOINT STOCK COMPANY ("TTG") AND MR. TRAN DINH QUYEN, THE HOLDER OF AT LEAST FIFTY-ONE PERCENT (51.00%) OF EQUITY OWNERSHIP IN TTG.

FOURTH AMENDMENT TO STOCK TRANSFER AGREEMENT
PHỤ LỤC THỨ TƯ CỦA HỢP ĐỒNG CHUYỂN NHƯỢNG CỔ PHẦN

THIS FOURTH AMENDMENT TO STOCK TRANSFER AGREEMENT (this "Amendment") is made effective as of January 15, 2023 with respect to the **STOCK TRANSFER AGREEMENT** dated August 13, 2022, as amended, among **Philux Global Group Inc.** (f/k/a PHI Group, Inc.) a U.S. public company duly organized and existing by virtue of the laws of the State Wyoming, U.S.A. with principal address at 2323 Main Street, Irvine, CA 92614, U.S.A., hereinafter referred to as "PGG", **Tin Thanh Group Joint Stock Company**, a joint stock company organized and existing by virtue of the laws of Socialist Republic of Vietnam, with principal business address at 71 Pho Quang Street, Ward 2, Tan Binh District, Ho Chi Minh City, Vietnam, hereinafter referred to as "TTG" and Mr. Tran Dinh Quyen, the holder of at least fifty-one percent (51.00%) of equity ownership in TTG as of the effective date of said Stock Transfer Agreement, hereinafter representing the "Selling Shareholder."

PHỤ LỤC THỨ TƯ CỦA HỢP ĐỒNG CHUYỂN NHƯỢNG CỔ PHẦN *("Phụ lục" này) có hiệu lực vào ngày 15 tháng 1 năm 2023 liên quan đến* ***HỢP ĐỒNG CHUYỂN NHƯỢNG CỔ PHẦN*** *được ký vào ngày 13 tháng 08 năm 2022, như đã được tu chỉnh, giữa* ***Philux Global Group Inc.*** *(trước đây là PHI Group, Inc.), một công ty đại chúng của Hoa Kỳ được tổ chức và hoạt động theo luật pháp của tiểu bang Wyoming, Hoa Kỳ có địa chỉ trụ sở chính tại 2323 Main Street, Irvine, CA 92614, Hoa Kỳ, sau đây gọi tắt là "PGG",* **Công ty Cổ phần Tập đoàn Tín Thành,** *một công ty cổ phần được tổ chức và hoạt động theo luật pháp của nước Cộng hòa Xã hội Chủ nghĩa Việt Nam, có địa chỉ trụ sở chính tại số 71 Phổ Quang, Phường 2, Quận Tân Bình, Thành phố Hồ Chí Minh, Việt Nam, sau đây gọi tắt là "TTG", và Ông Trần Đình Quyền, người nắm giữ ít nhất năm mươi mốt phần trăm (51%) cổ phần trong TTG vào ngày hiệu lực của Hợp đồng Chuyển nhượng Cổ phần nói trên, sau đây đại diện cho "Cổ đông Bán."*

All the parties herein agree to the following items of this Fourth Amendment:
Tất cả các bên ở đây đồng ý với các mục sau đây của Bản Phụ lục lần thứ Tư này:

1.1 Closing Date. The Closing Date of said Stock Transfer Agreement shall be on or prior to January 31, 2023, or no later than three business days after the anticipated closing of a $250,000,000 investment management contract by PGG or its subsidiary, whichever occurs first. If the Closing of this transaction does not occur by January 31, 2023, TTG will have the discretion to terminate said Stock Transfer Agreement at any time it wishes.

1.1. Ngày Kết thúc. *Ngày Kết thúc của Hợp đồng chuyển nhượng cổ phần nói trên sẽ vào hoặc trước ngày 31 tháng 01 năm 2023 và không chậm hơn ba ngày làm việc sau khi PGG hoặc công ty thành viên của mình kết thúc hợp đồng quản lý đầu tư 250.000.000 đô-la Mỹ dự kiến, áp dụng căn cứ trên điều nào xảy ra trước. Nếu việc Kết thúc giao dịch này không xảy ra trước hoặc vào ngày 31 tháng 01 năm 2023, TTG sẽ có quyền chấm dứt Hợp đồng Chuyển Nhượng Cổ Phần nói trên bất cứ lúc nào mình muốn.*

1.2 Repayment of loans. PGG covenants to repay the outstanding principal amounts currently due TTG totaling Two Hundred Five Thousand U.S. Dollars (USD 205,000) and Twenty-Eight Thousand EUR (28,000 EUR) plus accrued and unpaid interest before February 10, 2023, irrespctive of the Closing of said Stock Transfer Agreement.

1.2 Hoàn trả các khoản tiền vay*. PGG cam kết hoàn trả các khoản nợ gốc hiện còn thiếu TTG tổng cộng Hai Trăm Lẻ Năm Nghìn Đô la Mỹ (205.000 USD) và Hai Mươi Tám Nghìn EUR (28.000 EUR) cộng với tiền lãi tích lũy và chưa thanh toán trước ngày 10 tháng 2 năm 2023, không phục thuộc vào việc Kết thúc Hợp đồng Chuyển nhượng Cổ phần nói trên.*

IN WITNESS WHEREOF the parties hereto have executed this Fourth Amendment to the above-mentioned Stock Transfer Agreement as of the day and year written below.
DƯỚI SỰ CHỨNG KIẾN *các bên ở đây đã ký Phụ lục thứ Tư này của Hợp đồng Chuyển nhượng Cổ phần nói trên này vào ngày tháng năm đã ghi rõ dưới đây.*

Dated: January 15, 2023
Ngày: 15 tháng 01 năm 2023
TIN THANH GROUP JSC
CÔNG TY CP TẬP ĐOÀN TÍN THÀNH
CỔ ĐÔNG BÁN/ĐẠI DIỆNBÊN BÁN
a Vietnamese Joint Stock Company
Một công ty cổ phần Việt Nam

Tran Dinh Quyen
By/ *Bởi*: */signed and sealed/*
Tran Dinh Quyen
Trần Đình Quyền
Chairman & Chief Executive Officer
Chủ tịch HĐQT & Giám đốc Điều hành

Dated: January 15, 2023
Ngày: 15 tháng 01 năm 2023
SELLING SHAREHOLDERS/
REPRESENTATIVE

By/ *Bởi*:/s/ *Tran Dinh Quyen*
Tran Dinh Quyen
Trần Đình Quyền
An individual
Một cá nhân

Dated: January 15, 2023
Ngày: 15/01/2023
PHILUX GLOBAL GROUP INC.
A Wyoming corporation
Một công ty Wyoming

Henry D Fahman
By/ *Bởi/signed and sealed/*
Henry D. Fahman
Chairman & Chief Executive Officer
Chủ tịch HĐQT & Tổng Giám đốc